UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

INTERNATIONAL ISOTOPES INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INTERNATIONAL ISOTOPES INC.

4137 Commerce Circle

Idaho Falls, Idaho 83401

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 16, 2013

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Shareholders will be held at 2:00 p.m., Mountain time, on Tuesday, July 16, 2013, at our offices located at 4137 Commerce Circle, Idaho Falls, Idaho 83401, for the following purposes:

1.

To elect three directors to serve for a term of one year and until their successors are elected and qualified;

2.

To ratify the appointment of Hansen, Barnett & Maxwell, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.

To hold an advisory vote to approve the compensation of our named executive officers, as described in the Proxy Statement;

4.

To hold an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers; and

5.

To consider any other business that may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on July 16, 2013.

This Proxy Statement and our Annual Report to Shareholders are available at:

www.edocumentview.com/INIS.

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned and postponed.

Record Date

You are entitled to vote only if you were a shareholder of International Isotopes Inc. as of the close of business on May 28, 2013.

Voting

Your vote is very important.  Whether or not you plan to attend the annual meeting, we encourage you to read the proxy statement and to submit your proxy or voting instructions as soon as possible.  You may submit your proxy or voting instructions for the annual meeting by phone, on the internet or completing, signing, dating and returning your proxy card or voting instructions in the pre-addressed envelope provided.  For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the proxy statement and the instructions on the proxy card or voting instruction card.  You may attend the meeting in person even though you have sent in your proxy or voting instruction card.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Steve Laflin
Steve T. Laflin
President and Chief Executive Officer

Idaho Falls, Idaho

June 5, 2013

1

INTERNATIONAL ISOTOPES INC.

4137 Commerce Circle

Idaho Falls, Idaho 83401

__________________

PROXY STATEMENT

___________________________

For Annual Meeting of Shareholders

To Be Held on July 16, 2013

General

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of International Isotopes Inc. (the “Company”, “we”, “us” or “our”) for use at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) to be held July 16, 2013, at 2:00 p.m., Mountain time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders.  The Annual Meeting will be held at our offices located at 4137 Commerce Circle, Idaho Falls, Idaho 83401.

This proxy statement and our Annual Report to Shareholders for the fiscal year ended December 31, 2012 are first being distributed on June 5, 2013 to all shareholders entitled to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q:

Why am I receiving these materials?

A:

The Board is providing these proxy materials to you in connection with the Annual Meeting, which will take place on July 16, 2013.  As a shareholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q:

What information is contained in this proxy statement?

A:

The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and certain executive officers, and certain other required information.

Q:

How may I obtain International Isotopes’ Annual Report to Shareholders and Form 10-K?

A:

A copy of our 2012 Annual Report (which contains our Form 10-K) is enclosed.

Shareholders may request any exhibit to the Form 10-K for the year ended December 31, 2012 by specifically requesting a copy from our principal executive office at:

International Isotopes Inc.

Attn: Laurie McKenzie-Carter

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Copies of the 2012 Annual Report on Form 10-K for the year ended December 31, 2012 are also available in the Investor Center section of our website at www.internationalisotopes.com and at the SEC's EDGAR database on the SEC's website at www.sec.gov.

Q:

What items of business will be voted on at the Annual Meeting?

A:

The items of business scheduled to be voted on at the Annual Meeting are:

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The election of three directors;

•

The ratification of Hansen, Barnett & Maxwell, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

•

An advisory vote to approve the compensation of our named executive officers, as described in this proxy statement;

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An advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers; and

•

To consider any other business that may properly come before the meeting.

Q:

How does the Board recommend that I vote?

A:

Our Board recommends that you vote your shares “FOR” each of the nominees to the Board, “FOR” the ratification of Hansen, Barnett & Maxwell, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013, “FOR” the advisory vote to approve the compensation of our named executive offices, as described in this proxy statement, and for “One Year” for the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers.

Q:

What shares can I vote?

A:

Each share of our issued and outstanding common stock as of the close of business on May 28, 2013, the Record Date, is entitled to be voted on all items being voted upon at the Annual Meeting.  You are entitled to one vote for each share of common stock you own.  You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank. On the Record Date, we had 362,348,191 shares of common stock issued and outstanding.

Q:

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Most shareholders hold their shares through a broker or other nominee rather than directly in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholder of Record

If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.  We have enclosed or sent a proxy card for you to use.

Beneficial Owner

If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting.

Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:

How can I attend the Annual Meeting?

A:

You are entitled to attend the Annual Meeting only if you were a shareholder or joint holder as of the close of business on May 28, 2013, or you hold a valid proxy for the Annual Meeting.  You should be prepared to present photo identification for admittance at the Annual Meeting.  In addition, if you are a shareholder of record, your name will be verified against the list of shareholders of record on the Record Date prior to your being admitted to the Annual Meeting.  If you are not a shareholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the Record Date, such as your most recent account statement prior to the Record Date, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the procedures outlined above upon request, you will not be admitted to the Annual Meeting.  The Annual Meeting will begin promptly at 2:00 p.m., Mountain time.  If you need directions to the location of the Annual Meeting, please call us at (208) 524-5300.

Q:

How can I vote my shares in person at the Annual Meeting?

A:

Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting.  Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares.   Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Q:

How can I vote my shares without attending the Annual Meeting?

A:

Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.  If you are a shareholder of record, you may vote by submitting a proxy.  If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee.  For directions on how to vote, please refer to the instructions below and those included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Shareholders of record of our common stock may submit proxies by:

(1)

Completing, signing and dating their proxy card and mailing them in the accompanying pre-addressed envelope;

(2)

Accessing the Internet Voting Site at www.envisionreports.com/INIS and voting by following the instructions provided on the website; or

(3)

Calling 1-800-652-VOTE (8683)  and voting by following the instructions provided on the phone line.

In order to vote via telephone or on the Internet, please have your proxy card in front of you.  Your proxy card contains the phone number and website needed to vote.  The proxy card will also contain the account number and proxy access number needed to vote via telephone or the Internet.  Upon entering either the phone number or Internet address, you will be instructed on how to proceed.

Q:

Can I change or revoke my vote?

A:

You may change or revoke your vote at any time prior to the vote at the Annual Meeting.  If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the Annual Meeting and voting in person.  Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.  For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q:

Who can help answer my questions?

A:

If you have any questions about the Annual Meeting or how to vote or revoke your proxy, you should contact:

International Isotopes Inc.

Attn: Laurie McKenzie-Carter

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Q:

Is my vote confidential?

A:

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, and (3) to facilitate a successful proxy solicitation.  Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q:

How many shares must be present or represented to conduct business at the Annual Meeting?

A:

The quorum requirement for holding the Annual Meeting and transacting business is that holders of a majority of shares of our common stock entitled to vote must be present in person or represented by proxy.  Abstentions, votes withheld and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q:

How are votes counted?

A:

In the election of directors (Proposal No. 1), you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.

For Proposal Nos. 2and 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions and votes withheld have the same effect as a vote “AGAINST.”  Broker non-votes have no effect on the outcome of the vote.

For Proposal No. 4, you may vote “ONE YEAR,” “TWO YEARS,” “THREE YEARS,” or “ABSTAIN.”  Abstentions and broker non-votes have no effect on the outcome of the vote.

If you provide specific instructions with regard to a certain item, your shares will be voted as you instruct on such items.  If you are a shareholder of record and you sign and return your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” all of the  nominees to the Board, “FOR” the ratification of the independent registered public accounting firm, “FOR” the advisory vote to approve the compensation of our named executive officers, and “One Year” for the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers.

Q:

What is the voting requirement to approve each of the proposals?

A:

Directors are elected by a plurality of the votes cast, provided that a majority of the shares of common stock are present or represented and entitled to vote at the Annual Meeting. The three candidates who receive the greatest number of votes will be elected directors.

The ratification of the appointment of our independent registered public accounting firm (Proposal No. 2), and the proposal for the advisory vote to approve the compensation of our named executive officers (Proposal No. 3), require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting.

With respect to Proposal No. 4, the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers, we will consider the alternative receiving the greatest number of votes – one year, two years or three years – to be the frequency that shareholders recommend.

Abstentions are shares that abstain from voting on a particular matter.  Abstentions effectively count as being present for purposes of determining whether a quorum of shares is present at a meeting.  Abstentions will have no effect on Proposal No. 1, election of directors, since approval by a percentage of the shares present or outstanding is not required.  Abstentions will have the same effect as a vote “AGAINST” Proposal No. 2, the ratification of the appointment of our independent registered public accounting firm, and Proposal No. 3, the advisory vote to approve the compensation of our named executive officers.   Abstentions will have no effect on Proposal No. 4, the advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers, since the alternative receiving the greatest number of votes – one year, two years or three years – will be the frequency that shareholders recommend.

Under the rules of the NYSE, if your broker holds your shares in its name (also known as “street name”), and does not receive voting instructions from you, the broker is permitted to vote your shares only on “discretionary” matters.  Proposal No. 2, the ratification of the appointment of our independent registered public accounting firm, is the only discretionary matter that a broker is permitted to vote on at the Annual Meeting.  Broker non-votes are generally not considered votes present in person or by proxy and entitled to vote at the Annual Meeting and therefore will have no direct impact on any other proposal.  We urge you to give voting instructions to your broker on all voting items.

Q:

Is cumulative voting permitted for the election of directors?

A:

No. We do not allow you to cumulate your vote in the election of directors.  For all matters proposed for shareholder action at the Annual Meeting, each share of common stock outstanding as of the close of business on the Record Date is entitled to one vote.

Q:

What happens if additional matters are presented at the Annual Meeting?

A:

Other than the three items of business described in this proxy statement, we are not aware of any other business to be acted upon at the Annual Meeting.  If you grant a proxy, the persons named as proxy holders, Ralph M. Richart and Steve T. Laflin, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.  If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Q:

Who will serve as inspector of elections?

A:

The inspector of elections will be a representative of the Company, and will be appointed at the Annual Meeting.

Q:

What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return, with respect to each proxy card and voting instruction card that you receive, or vote via telephone or Internet, as applicable.

Q:

How may I obtain a separate set of voting materials?

A:

If you share an address with another shareholder, you may receive only one set of proxy materials (including our annual report to shareholders and proxy statement) unless you have provided contrary instructions.  If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

International Isotopes Inc.

Attn: Laurie McKenzie-Carter

4137 Commerce Circle

Idaho Falls, Idaho 83401

(208) 524-5300

Similarly, if you share an address with another shareholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

Q:

Who will bear the cost of soliciting votes for the Annual Meeting?

A:

We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to shareholders.  Your cooperation in promptly voting your shares and submitting your proxy by telephone, Internet or by completing and returning the enclosed proxy card will help to avoid additional expense.

Q:

Where can I find the voting results of the Annual Meeting?

A:

We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission (SEC) within four business days following the Annual Meeting.

Q:

What is the deadline to propose actions for consideration at next year's annual meeting of shareholders or to nominate individuals to serve as directors?

A:

You may submit proposals, including director nominations, for consideration at future shareholder meetings.

Shareholder Proposals: For a shareholder proposal to be considered for inclusion in our proxy statement for the 2014 Annual Meeting of Shareholders pursuant to SEC Rule 14a-8, the written proposal must be received by our Secretary at our principal executive offices no later than February 5, 2014.  If the date of the 2014 Annual Meeting is moved more than 30 days before or after the anniversary date of this year's Annual Meeting, the deadline for inclusion of proposals in our proxy statement is instead a reasonable time before we begin to print and mail the proxy materials.  Such proposals must also comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

International Isotopes Inc.

Attn: Laurie McKenzie-Carter

4137 Commerce Circle

Idaho Falls, Idaho 83401

For a shareholder proposal that is not intended to be included in our proxy statement as described above, the shareholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve that proposal and give notice to our Secretary no later than April 21, 2014.

Nomination of Director Candidates: You may propose director candidates for consideration by the Board.  Any such recommendations should include the nominee's name and qualifications for Board membership and should be directed to our Secretary at the address of our principal executive offices set forth above.

Q:

How may I communicate with the Board or the non-management directors on the Board?

A:

Any shareholder or other interested party may contact the Board or Directors, including any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing directing the communication by mail or fax addressed to International Isotopes Inc., Attn: Chairman of the Board of Directors, 4137 Commerce Circle, Idaho Falls, Idaho 83401, Fax: (208) 524-1411.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We are committed to having sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace.  Our Code of Ethics is available at www.internationalisotopes.com in the Investor Center section of our website.

Board Independence

The Board has determined that each of the current directors and nominees, other than Steve T. Laflin, our President and Chief Executive Officer, is independent under the NASDAQ listing rules.  Furthermore, the Board has determined that none of the members of any of our standing committees, other than Mr. Richart, has a material relationship with us (either directly, through a family member or as a partner, executive officer or controlling shareholder of any organization that receives or makes payments from or to us) and each is "independent" within the meaning of NASDAQ's director independence standards under the NASDAQ Listing Rules. However, Mr. Richart does not meet the independence requirements for audit committee members set forth in NASDAQ Listing Rules because he is an "affiliated person" by virtue of his beneficial ownership of 18.60% of our common stock.

Board Structure and Committee Composition

Our Board has three directors and the following two committees: (1) Audit Committee, and (2) Compensation Committee.  Mr. Richart serves as the Chairman of the Board and Mr. Laflin serves as our President and Chief Executive Officer and as a director.  We believe that having a separate Chairman and Chief Executive Officer is appropriate given the current characteristics of our management and is in the best interest of our company and our shareholders.  Mr. Richart, with his experience in the medical device and pharmaceutical industries and his prior service on public company boards of directors and corporate medical advisory boards, is most capable of effectively identifying strategic priorities, leading Board discussions and defining our strategic objectives.  Mr. Laflin, as the Chief Executive Officer, is the individual selected by the Board to manage our company on a day-to-day basis, and his direct involvement in our operations allows him to provide valuable insights with respect to strategic planning, the operational requirements to meet our short- and long-term objectives, and management of risks facing our company.  Our independent directors bring experience, oversight and expertise from outside our company and the industry.

The membership and the function of each of the committees are described below.  The Audit Committee operates under a written charter adopted by the Board, which is available on our website at www.internationalisotopes.com in the Investor Center section. The Compensation Committee does not have a written charter.  During fiscal 2012, the Board held eight meetings.  Each director attended at least 75% of all Board and applicable committee meetings.  Although we have no formal policy regarding director attendance at the annual meetings of shareholders, directors are encouraged to attend.  All of our directors attended the 2012 Annual Meeting of Shareholders.

Audit Committee

The Audit Committee was established in January 1997.  The Audit Committee assists the Board in overseeing the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm's qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm. The Audit Committee is comprised of two members, Christopher Grosso and Ralph Richart, with Mr. Grosso serving as the chairman. Mr. Grosso is an "independent director" for audit committee service under NASDAQ Listing Rules. Mr. Richart is not an independent director for audit committee service under NASDAQ Listing Rules because he is an "affiliated person" by virtue of his beneficial ownership of 18.60% of our common stock. The Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent registered public accounting firm. The independent auditing firm reports directly to the Audit Committee. The responsibility of the Audit Committee includes resolving disagreements between our management and the independent registered public accounting firm related to financial reporting. The Audit Committee is also responsible for establishing procedures for receipt of complaints relating to accounting, internal control, and auditing and confidential, anonymous information submitted by employees relating to questionable accounting or auditing matters. The Audit Committee has the authority to employ independent counsel and other advisors in connection with its duties. The Board has determined that Mr. Richart and Mr. Grosso are "audit committee financial experts" based on their experience as disclosed in their respective biographies on page 9. The Audit Committee held one meeting in 2012.

The report of the Audit Committee is included on page 10 of this proxy statement.

Compensation Committee

The Compensation Committee was established in January 1997.  The Compensation Committee reviews the compensation and benefits of all of our officers annually, makes recommendations to the Board and reviews general policy matters relating to compensation and benefits of our employees, including administration of our 2006 Equity Incentive Plan. The Compensation Committee is comprised of two members, Christopher Grosso and Ralph Richart, with Mr. Richart serving as the chairman. The Compensation Committee held four meetings in 2012.  We do not use any compensation consultants to determine, or recommend, any compensation for our officers or directors.  Executive officers have no role in determining their own compensation.  The independent directors approve the compensation of our Chief Executive Officer.  The entire Board approves the compensation of our Chief Financial Officer.  The practice of the Board has been to require unanimous approval to approve any action with respect to director compensation.

Nominating Committee

We do not have a standing nominating committee or committee performing similar functions or a nominating committee charter. The Board believes it is appropriate not to have such a committee because the entire Board including both of our independent Board members, Mr. Grosso and Mr. Richart, participate in the consideration of director nominees. Mr. Richart and Mr. Grosso are both "independent" under NASDAQ Listing Rules.  The Board will continue to assess the necessity of a nominating committee and will establish one if necessary in the future. The entire Board considers any director nominees recommended by shareholders.

Consideration of Director Nominees

Shareholder Nominees.  The Board does not have a formal policy regarding the consideration of director candidates nominated by shareholders because the Board is small and there is low turnover among its members.  Shareholders may nominate director candidates in writing, including the nominee's name and qualifications for Board membership, directed to our Secretary at the address of our principal executive offices set forth above.

Director Qualifications.  Board members should have high standards of professional and personal ethics, integrity and values. They should have relevant experience and ability with respect to making and overseeing policy in business, technology, government or education sectors.  They should be committed to acting in our best interests and to objectively assessing Board, committee and management performance.  They should have sufficient time to carry out their duties and should have the willingness and ability to serve multiple terms to develop a deeper understanding of our business affairs.  Board members should be willing to avoid activities or interests that may create a conflict of interest with the director's responsibilities and duties to us.  We do not have a separate policy regarding consideration of diversity in identifying director nominees but the Board strives to nominate directors with a variety of skills and backgrounds so that, as a group, the Board will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business.

Identifying and Evaluating Nominees for Directors.  The Board uses a variety of methods for identifying and evaluating nominees for director. In the event of a vacancy on the Board, various potential candidates for director will be considered. Candidates may come to the Board's attention through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. As noted above, properly submitted shareholder nominations for candidates to the Board will be considered. Following verification of the shareholder status of persons proposing candidates, recommendations will be aggregated and considered by the Board at a regularly scheduled meeting.  If any materials are provided by a shareholder in connection with the nomination of a director candidate, such materials will be forwarded to the Board. In evaluating nominees, the Board will seek to achieve a balance of knowledge, experience and capability on the Board.

The Board’s Role in Risk Oversight

The Board oversees our risk management activities.  One of the Board's primary responsibilities under our corporate governance guidelines is reviewing our strategic plans and objectives, including our principal risk exposures. The Board addresses, at least annually, our principal current and future risk exposures. The Board receives regular reports from members of its committees, senior management and professional consultants on areas of material risk to our business, including operational, financial, legal and regulatory, and strategic and reputation risks. The Audit Committee oversees our procedures for the receipt, retention and treatment of complaints relating to accounting and auditing matters and oversees our management of legal and regulatory compliance systems. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

Our Board currently consists of three directors. At the Annual Meeting, each director will be elected to serve until the next annual meeting and until his or her successor is elected and qualified.  Information regarding the business experience of each nominee to the Board is provided below. There are no family relationships among our executive officers and directors.

If you are a record holder and you sign your proxy card, but do not give instructions with respect to the voting of directors, your share will be voted "FOR" the three persons recommended by the Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy card.

The Board expects that all of the nominees will be available to serve as directors. In the event that any nominee should become unavailable, however, the proxy holders, Steve T. Laflin and Ralph M. Richart, will vote for a nominee or nominees designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board.

Our Board recommends a vote “FOR” the election to the Board of each of the following nominees:

Ralph M. Richart, age 79, was first elected to the Board in January 2002, and was elected by the Board to serve as Chairman of the Board in April 2002. Mr. Richart is professor emeritus in the Department of Pathology at Columbia University College of Physicians and Surgeons, where he was employed from 1963 to 2006. Mr. Richart has previously served on the board of directors of several public companies and corporate medical advisory boards. From 1972 to 2006, he served as Chief Executive Officer of several privately held companies in the fields of medicine and electronics. He has also consulted on clinical trials that resulted in FDA product approval, and he has served as an advisor to medical device and pharmaceutical companies as well as the Food and Drug Administration.  His experience serving on a number of public company boards provides us with a unique perspective and insight into our operations, strategic goals, and challenges.  In addition, Mr. Richart is our longest serving non-employee director and has extensive knowledge of our company and its operations.

Christopher Grosso, age 45, was first elected to the Board in April 2002. Mr. Grosso has been a principal of Kershner Grosso, Inc., a New York based money management and investment banking firm, since 1998. From 1989 to 1998, Mr. Grosso was a Senior Research Analyst and Portfolio Manager with Kershner Grosso. He currently leads the firm's investment banking and venture capital activities. Prior to joining Kershner Grosso, Mr. Grosso was with Howe and Rusling Investment Management and Chase Manhattan Bank. Mr. Grosso received a B.S. in Business Administration from Skidmore College. Mr. Grosso's significant financial expertise, including extensive experience with capital markets, investment banking and venture capital transactions, provides invaluable expertise to our Board in matters regarding our capital requirements and strategic direction.

Steve T. Laflin, age 56, was first elected to the Board in June 2001. Since August 2001, Mr. Laflin has served as our President and Chief Executive Officer. From 1996 to 2001, he served as President and General Manager of International Isotopes Idaho Inc., one of our subsidiaries. Mr. Laflin received a B.S. degree in Physics from Idaho State University and has been employed in various senior engineering and management positions in the nuclear industry since 1992. In addition to his institutional knowledge from his long tenure of service to us and his position as an executive officer, Mr. Laflin's significant engineering and management background in the nuclear industry is invaluable to the Board.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Hansen, Barnett & Maxwell, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013.  Hansen, Barnett & Maxwell, P.C. has served as our independent registered public accounting firm since 2001.  Representatives of Hansen, Barnett & Maxwell, P.C. are expected to attend the Annual Meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Our Board recommends a vote “FOR” the ratification of the appointment of Hansen, Barnett & Maxwell, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013.   If the appointment is not ratified, the Audit Committee will consider whether it should select other independent auditors.

INDEPENDENT PUBLIC ACCOUNTANT FEES

Fees billed by Hansen, Barnett & Maxwell, P.C. in fiscal years 2012 and 2011 were as follows:

Services Rendered	FY2012	FY2011
Audit Fees (1)	$95,699	$128,503
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$95,699	$128,503

(1)

For professional services for auditing our annual financial statements and reviewing the financial statements included in our other periodic reports filed with the SEC.

The Audit Committee is required to pre-approve all audit and non-audit services provided by our independent registered public accounting firm. The Audit Committee approved the engagement of the independent public accounting firm to provide audit services prior to the engagement and approved all of the fees of our independent registered public accounting firm for 2012 and 2011.

Audit Committee Report

The Audit Committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2012 with our management and Hansen, Barnett & Maxwell, P.C., our independent registered public account firm.  Management is responsible for the preparation, presentation and integrity of the financial statements, accounting and financial reporting principles and internal control over financial reporting.  Hansen, Barnett & Maxwell, P.C. is responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards and for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States.

The Audit Committee has discussed with Hansen, Barnett & Maxwell, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as may be modified or supplemented, and PCAOB AU Section 380, Communications with Audit Committees, and has received the written disclosures and the letter from Hansen, Barnett & Maxwell, P.C. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence.  The Audit Committee has discussed with Hansen, Barnett & Maxwell, P.C. their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.

Audit Committee Report Submitted by:
Christopher Grosso, Chairman
Ralph M. Richart

PROPOSAL NO. 3: ADVISORY VOTE TO APPROVE THE COMPENSATION

OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on our named executive officers’ compensation.  Although this advisory vote is nonbinding, our Board and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

We encourage shareholders to read the “Compensation of Directors and Executive Officers” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2012. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.  The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in this Proxy Statement.”

The Board of Directors Recommends a Vote “FOR” the Advisory Vote to Approve the Compensation of our Named Executive Officers.

PROPOSAL NO. 4: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote, on a nonbinding, advisory basis, on the frequency of future advisory votes to approve the compensation of our named executive officers as reflected in Proposal No. 3 above. Shareholders may indicate whether they prefer that we conduct future advisory votes to approve the compensation of our named executive officers every one, two or three years. Shareholders also may abstain from casting a vote on this proposal.

The Board of Directors has determined that holding an advisory vote to approve the compensation of our named executive officers every year is the most appropriate policy at this time, and recommends that future advisory votes to approve the compensation of our named executive officers occur every year.  Our Board believes that shareholders should have input regarding board decisions on executive compensation and that more frequent input will help guide its decisions. We believe that an annual advisory vote on executive compensation is consistent with our philosophy on good corporate governance practices and our executive compensation philosophy, policies and practices.

Shareholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers is nonbinding, the Board and the Compensation Committee will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our named executive officers.

The Board of Directors Recommends a Vote to Conduct Future Advisory Votes to Approve the Compensation of our Named Executive Officers Every Year.

MANAGEMENT

The following table sets forth certain information regarding our executive officers who are responsible for overseeing the management of our business and one key employee as of April 19, 2013:

Names	Age	Positions with the Company

Executive Officers:
Steve T. Laflin	56	Director, President and Chief Executive Officer
Laurie A. McKenzie-Carter	56	Chief Financial Officer and Secretary

Key Employee:
John Miller	48	Radiation Safety and Regulatory Manager

Please refer to the biographical information for Steve T. Laflin set forth on page 9 of this proxy statement.

Laurie A. McKenzie-Carter has served as our Chief Financial Officer since November 2007.  Ms. McKenzie-Carter joined us in August 2007 as our Chief Accounting Officer. In addition to overseeing the management and coordination of all of our financial reporting functions, Ms. McKenzie-Carter works closely with the CEO on strategic planning activities such as budgeting and forecasting and has been instrumental in managing compliance issues including developing and maintaining our system of internal controls. Ms. McKenzie-Carter is our key employee for SEC reporting and works closely with legal and audit counsel to assure accurate and timely filings.  Her prior professional experience includes over twenty years of public and private accounting work and she is a Certified Public Accountant licensed in the states of Idaho and New Mexico.

John Miller has served as our Radiation Safety and Regulatory Manager since 2001.  In addition to overseeing our radiation and safety programs, Mr. Miller is the lead employee for regulatory issues and licensing.  Considering the extensive requirements for regulatory compliance, licensing, and permits, Mr. Miller plays an especially important role for our business.  Mr. Miller has over 25 years nuclear physics, safety, and licensing experience and has been instrumental in preparation and approval of our Nuclear Regulatory Commission (NRC) license for operations in Idaho and more than 27 subsequent amendments to that license.  Mr. Miller was also instrumental in the Company’s successful completion of NRC licensing for the planned uranium de-conversion and fluorine extraction processing facility in New Mexico. Mr. Miller has a BS in Physics, an MS in Environmental Engineering, and is a Certified Health Physicist.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations from certain of our officers and directors that no other reports were required, we believe that all required reports of our officers, directors and greater than ten percent stockholders under Section 16(a) were timely filed during the year ended December 31, 2012, except for a late Form 4 for each of Ralph Richart, Chris Grosso and Laurie McKenzie-Carter related to the repricing of options in September 2012, and late Form 4s for director option grants made to each of Ralph Richart and Chris Gross in September 2012.

Code of Ethics

We have adopted a Code of Ethics for our principal executive officer, principal financial officer and principal accounting officer or controller.  At the present time, Mr. Laflin serves as the Chief Executive Officer and Ms. McKenzie-Carter serves as the Chief Financial Officer.  The Code of Ethics is available under the "Investor Center" tab of our website at www.internationalisotopes.com.  If we waive, or implicitly waive, any material provision of the Code of Ethics, or substantively amend the Code of Ethics, we will disclose that fact on our website.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

2012 Summary Compensation Table

The following table provides information concerning the compensation of our named executive officers for the fiscal years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Steve T. Laflin	2012	200,000	—	—	108,843(2)	308,843
President and CEO	2011	185,000	10,000	—	—	195,000

Laurie McKenzie-Carter	2012	96,000	6,000	8,016(3)	—	110,016
Chief Financial Officer	2011	96,000	5,000	—	—	101,000

_________________________

(1)

The amounts included under the “Option Awards” column reflect aggregate grant date fair value of the option awards granted in each respective fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)

Consists of a monthly housing allowance of $6,000 per month plus related tax gross-up payments.

(3)

On September 26, 2012, an option granted to Ms. McKenzie-Carter in May 2009 for 500,000 shares of our common stock was re-priced.  See “Narrative Disclosure to Summary Compensation Table - Option Repricing” below for additional information.

Narrative Disclosure to Summary Compensation Table

Steve Laflin Employment Agreement.  Effective February 2012, we entered into an Amended and Restated Employment Agreement (the “Employment Agreement”) with Mr. Laflin to serve as our President and Chief Executive Officer at a base salary of $200,000 with an annual $5,000 increase to his base salary, subject to further adjustment annually by the Board.  Mr. Laflin may also receive an annual bonus at the end of each year, at the discretion of the Board.  Upon each anniversary of the agreement, Mr. Laflin is entitled to receive $28,000 of fully vested shares of our common stock issued pursuant to our 2006 Equity Incentive Plan.  In addition, pursuant to the Employment Agreement, Mr. Laflin will receive a monthly housing allowance for $6,000 plus additional tax gross up payments for the monthly housing allowance.  Mr. Laflin is also subject to confidentiality, noncompete and nondisparagement provisions under the Employment Agreement. The term of the Employment Agreement continues until February 28, 2017.

Mr. Laflin is also entitled to certain payments upon the occurrence of certain events under the Employment Agreement.  If we terminate Mr. Laflin without cause, or if we were to be dissolved or sold, or if were to become a private company whose shares are no longer traded on a public exchange, the Board would have the power to terminate Mr. Laflin's employment and Mr. Laflin would be entitled to receive salary and benefits under his employment agreement through the date of termination and for an additional 12 months thereafter.  In the event that Mr. Laflin is terminated for cause or if Mr. Laflin terminates the Employment Agreement, he would be entitled to receive any salary and benefits that have accrued through the termination date.

Bonus.  Amounts in the “Bonus” column represent discretionary cash bonuses set by the Board based on a subjective review of each executive officer’s performance.

Option Repricing.  Pursuant to a Board resolution on September 26, 2012, we re-priced an aggregate of 4,500,000 options of certain of our directors and officers which had an original exercise price of $0.32 per share and expire on May 4, 2019.  The options were adjusted to an exercise price of $0.17 per share with the expiration date remaining May 4, 2019.  The amount in the table above represents the incremental grant date fair value of the new options over the options originally granted in May 2019.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

2012 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the number and estimated value of outstanding stock awards held by each of our named executive officers as of December 31, 2012.

		Option Awards
		Number of Securities Underlying Unexercised Options (#)
Name	Grant Date	Exercisable	Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steve T. Laflin	5/4/2009(1)	2,250,000	750,000	$0.32	5/4/2019
Laurie McKenzie-Carter	10/31/2007(2)	1,000,000	—	$0.70	10/31/2017
	5/4/2009(3)	375,000	125,000	$0.17	5/4/2019

_________________________

(1)

The option vests and becomes exercisable in four equal annual installments beginning on May 4, 2010, provided that Mr. Laflin remains employed with us as of each vesting date.

(2)

The option vested and became exercisable in five equal annual installments beginning on October 29, 2007.

(3)

The option vests and becomes exercisable in four equal annual installments beginning on May 4, 2010, provided that Ms. McKenzie-Carter remains employed with us as of each vesting date.  This option was re-priced in September 2012.  See “Narrative Disclosure to Summary Compensation Table - Option Repricing” above for additional information.

Termination and Change in Control Arrangements

Under our 2006 Equity Incentive Plan, to maintain all of the participants’ rights in the event of (i) a merger or consolidation where we are not the surviving company; (ii) the dissolution of the Company, or (iii) a transfer of all or substantially all of our assets, any outstanding options will become fully exercisable and vested to the full extent of the original grant and the plan administrator can provide a cash-out for awards in connection with the transaction.  If any of these above events had occurred on December 31, 2012, based on the closing stock price of $0.16 per share of our common stock as reported on the OTCBB on December 31, 2012, neither Mr. Laflin or Ms. McKenzie-Carter would be entitled to receive any cash-out for unvested option awards since all of their unvested option awards would have been out-of-the-money.

As described above, Mr. Laflin is entitled to certain payments upon the occurrence of certain events under his Employment Agreement.  If we terminate Mr. Laflin without cause, or if we were to be dissolved or sold, or if were to become a private company whose shares are no longer traded on a public exchange, the Board would have the power to terminate Mr. Laflin’s employment and Mr. Laflin would be entitled to receive salary and benefits under his employment agreement through the date of termination and for an additional 12 months thereafter, which would be a payment of $200,000 (excluding benefits) assuming any of such events occurred as of December 31, 2012.  In the event that Mr. Laflin is terminated for cause or if Mr. Laflin terminates the Employment Agreement, he would be entitled to receive any salary and benefits that have accrued through the termination date.

2012 Director Compensation

The following table sets forth information regarding compensation for each of our nonemployee directors for fiscal year 2012. We do not pay our nonemployee directors retainer fees or other fees for service related to the Board or its committees.  Equity awards may be granted to the members of the Board from time to time under our 2006 Equity Incentive Plan.  In recognition of their significant contributions to our company, in September 2012, each non-employee director was granted an option to purchase 1,000,000 shares of our common stock at an exercise price of $0.17 per share.  The options vest in four equal annual installments beginning on the first anniversary of the grant date and the options expire 10 years from the grant date.  We also reimburse our non-employee directors for their costs associated with attending Board and committee meetings.  In 2012, those reimbursements were $2,290 for Mr. Richart and $2,730 for Mr. Grosso.  Steve Laflin does not receive any additional compensation for his service as a director.  See “2012 Summary Compensation Table” above for the compensation earned in 2012 by Mr. Laflin for his service as our President and Chief Executive Officer.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	All Other Compensation ($)	Total ($)
Ralph M. Richart	—	154,301	—	154,301
Christopher Grosso	—	154,301	—	154,301

_________________________

(1)

The amounts included under the “Option Awards” column reflect aggregate grant date fair value of the option awards granted in each respective fiscal year, computed in accordance with FASB ASC Topic 718, excluding the effect of any estimated forfeitures.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

(2)

As of December 31, 2012, the aggregate number of shares underlying outstanding option awards for each nonemployee director was as follows:  Mr. Richart - 6,000,000 shares; and Mr. Grosso - 6,000,000 shares.

(3)

Pursuant to a Board resolution on September 26, 2012, we re-priced an aggregate of 4,500,000 options of certain of our directors and officers which had an original exercise price of $0.32 per share and expire on May 4, 2019.  The options were adjusted to an exercise price of $0.17 per share with the expiration date remaining May 4, 2019.  The amount in the table above represents the incremental grant date fair value of the new options over the options originally granted in May 2019.  Assumptions used in the calculations of these amounts are included in Note 9 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of April 19, 2013 by:

•

each person who to our knowledge beneficially owned more than 5% of our common stock on that date;

•

each of our named executive officers and directors; and

•

all of our executive officers and directors as a group.

The number of shares beneficially owned by each entity or person is determined under the SEC rules, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of April 19, 2013 through the exercise of any stock option or other right. Except as otherwise indicated, each person named in the tables below has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by such person.

Unless otherwise indicated, the address for all persons named below is c/o International Isotopes Inc., 4137 Commerce Circle, Idaho Falls, Idaho 83401.

Name and address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Greater than 5% Shareholders:
Kennerman Associates Inc.(2) 480 Broadway, Suite 310 Saratoga Springs, New York 12866	106,001,453	28.86%
John M. McCormack(3) 1303 Campbell Road Houston, TX 77055	63,266,470	17.24%
FG2 Advisors, LLC (4) 152 West 57th Street, 24th Floor New York, New York 10019	36,319,632	9.99%
William Nicholson 121 Post Oak Lane, #2105 Houston, TX 77055	24,183,637	6.67%
Keane Living Trust(5) 26 Hillwood Avenue Edison, NJ 08820	18,163,856	5.00%
Directors and Named Executive Officers:
Ralph M. Richart(6)	68,298,680	18.60%
Christopher Grosso(7)(9)	17,475,569	4.76%
Steve T. Laflin(8)	5,870,585	1.61%
Laurie McKenzie-Carter(10)	1,504,193	*
All Directors and Executive Officers as a Group (4 persons)	93,149,027	24.73%

___________________

*

Less than 1%.

(1)

Percentage beneficially owned below is based on 362,348,191 shares of our common stock outstanding on April 19, 2013.

(2)

Based on a Schedule 13G/A filed with the SEC on February 11, 2013, for which Kennerman Associates, Inc. has shared dispositive power and includes shares of various investment advisory clients and shares held by Ralph M. Richart and Christopher Grosso, a principal of Kennerman Associates, Inc. Includes (i) 541,667 shares subject to warrants exercisable within 60 days of April 19, 2013, (ii) 4,000,000 shares subject to vested stock options exercisable within 60 days of April 19, 2013, and (iii) 357,143 shares subject to convertible debentures convertible within 60 days of April 19, 2013.

(3)

Includes 60,519,583 shares beneficially owned by trusts for the benefit of Mr. McCormack’s family members.  Includes 2,895,834 shares of common stock subject to warrants exercisable within 60 days of April 19, 2013 held by Mr. McCormack and trusts for the benefit of his family members, and 1,785,714 shares subject to debentures convertible into shares of common stock within 60 days of April 19, 2013.

(4)

Based on a Schedule 13D/A filed with the SEC on August 26, 2011.  The shares are held by Firebird Global Master Fund II, Ltd. (the “Fund”).  FG2 Advisors, LLC is the investment manager over the Fund and has voting and investment power over the shares held by the Fund.  James Passin and Harvey Sawikin are the controlling principals of the Fund and FG2 Advisors, LLC, and therefore are also beneficial owners of the shares held by the Fund.  Excludes 883,334 shares of common stock subject to warrants which are immediately exercisable except to the extent that such conversion or exercise would result in beneficial ownership by the holder thereof of more than 9.9999% of the shares of common stock then issued and outstanding.

(5)

Includes 620,734 shares of common stock subject to warrants exercisable within 60 days of April 19, 2013.

(6)

Includes (i) 841,667 shares subject to warrants exercisable within 60 days of April 19, 2013, (ii) 4,000,000 shares subject to vested stock options exercisable within 60 days of April 19, 2013, and (iii) 1,374,866 shares held in a Richart family trust of which Mr. Richart is a co-trustee.

(7)

Includes (i) 541,667 shares subject to warrants exercisable within 60 days of April 19, 2013, (ii) 4,000,000 shares subject to vested stock options exercisable within 60 days of April 19, 2013, (iii) 357,143 shares subject to convertible debentures convertible within 60 days of April 19, 2013.and (iv) 10,000 shares held by family members.  Excludes 88,668,742 shares of common stock owned by various investment advisory clients of Kennerman Associates, Inc. d/b/a Kershner Grosso & Co.

(8)

Includes 3,000,000 shares subject to stock options exercisable within 60 days of April 19, 2013.

(9)

Mr. Grosso and Mr. Richart are members of a group pursuant to Rule 13d-3 of the Securities Exchange Act of 1934, as amended, because Mr. Grosso has investment power of the shares owned by Mr. Richart.  The beneficial ownership number and percentage set forth in the table above for Mr. Grosso excludes 87,861,881 shares beneficially owned by Mr. Richart, his children or other family trusts.  Mr. Grosso disclaims beneficial ownership of shares owned by Mr. Richart, his children or other family trusts.

(10)

Includes 1,500,000 shares subject to stock options exercisable within 60 days of April 19, 2013.

Related Person Transactions

We had no transactions with related persons during 2012 which are required to be disclosed by the rules of the SEC.

Policy on Transactions with Related Persons

The full Board reviews and approves any business transactions in which related persons may have an interest.  In determining whether to approve or ratify any such transaction, the Board considers, in addition to other factors it deems appropriate, whether the transaction is on terms no less favorable to us than those involving unrelated parties.

Householding

As permitted by the SEC’s proxy statement rules, we will deliver only one Annual Report and Proxy Statement to multiple shareholders sharing the same address, unless we have received contrary instructions from one or more of the shareholders. We will, upon written or oral request, promptly deliver a separate copy of the Annual Report or Proxy Statement to a shareholder at a shared address to which a single copy of the Annual Report and Proxy Statement was delivered and will include instructions as to how the shareholder can notify us that the shareholder wishes to receive a separate copy of the Annual Report or Proxy Statement.  Registered shareholders wishing to receive a separate annual report or proxy statement in the future or registered shareholders sharing an address wishing to receive a single copy of the annual report and proxy statement in the future may contact our transfer agent:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Tele: (800) 962-4284

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Steve T. Laflin

Steve T. Laflin

President and Chief Executive Officer

Idaho Falls, Idaho

June 5, 2013

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by

12:00 a.m., Mountain Time, on July 16, 2013.

Vote by Internet

• Log on to the Internet and go to

www.envisionreports.com/INIS

• Follow the steps outlined on the secured website.

Vote by telephone

• Call toll free 1-800-652-VOTE (8683) within the United

States, Canada & Puerto Rico any time on a touch tone

telephone. There is NO CHARGE to you for the call.

• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example.  Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

INTERNATIONAL ISOTOPES INC.

4137 Commerce Circle, Idaho Falls, ID 83401

Annual Meeting of Shareholders of International Isotopes Inc. to be held on July 16, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

A   Proposals – The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposals 2 and 3, and ONE YEAR for Proposal 4.

1.  ELECTION OF DIRECTORS

	For	Withhold		For	Withhold		For	Withhold
01 – STEVE T. LAFLIN	[ ]	[ ]	02 – CHRISTOPHER GROSSO	[ ]	[ ]	03 – RALPH M. RICHART	[ ]	[ ]

	For	Against	Abstain

2.  RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The ratification of the appointment of Hansen, Barnett & Maxwell P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

	[ ]	[ ]	[ ]
	For	Against	Abstain
3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION The approval of an advisory vote to approve the compensation of our named executive officers.	[ ]	[ ]	[ ]
	One Year	Two Years	Three Years	Abstain
4. ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE COMPENSATION	[ ]	[ ]	[ ]	[ ]
The approval of an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers.

B   Non-Voting Items

Change of Address – Please print your new address below.

1

C   Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below

Please sign exactly as name(s) appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy – International Isotopes Inc.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREON BY THE UNDERSIGNED SHAREHOLDER(S). IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT; FOR THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; FOR THE APPROVAL OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS; AND ONE YEAR FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned shareholder(s) hereby appoint(s) Steve T. Laflin and Ralph M. Richart, and either of them, Proxies with full power of substitution in each and hereby authorize(s) them to represent and vote, as designated above, all the shares of Common Stock held of record by the undersigned on May 28, 2013, at the Annual Meeting of Shareholders of International Isotopes Inc., to be held at 2:00 p.m. Mountain time on July 16, 2013, at 4137 Commerce Circle, Idaho Falls, Idaho 83401, or any adjournments or postponements thereof.  The proxies are authorized to vote upon the proposals on the reverse side and, in their discretion, upon all other matters that may properly come before the Annual Meeting of Shareholders.

(Continued and to be signed on the reverse side.)

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